Investment Strategy - The Free Markets ETF	Jun. 03, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund invests in U.S.-listed equity securities of companies that the Fund’s investment sub-advisers, Point Bridge Capital, LLC (“Point Bridge”) SYKON Asset Management LLC (“SYKON”) and Tactical Rotation Management, LLC (“TRM”) (each, a “Sub-Adviser,” and together, the “Sub-Advisers”) expect to benefit from shifts in the regulatory environment that are supportive of free market dynamics. These investments may include companies operating in segments of the economy currently burdened by high levels of regulation, such as the healthcare, financial services, and energy sectors, where the Sub-Advisers anticipate regulatory relief. They may also include companies expected to be less adversely affected by increased regulation, such as those in the technology and consumer goods sectors. The Sub-Advisers consider the following to be examples of shifts in the regulatory environment that would be supportive of free market dynamics: removal of government-imposed rules and regulations on specific industries, reduced taxes or tax incentives, licensing reforms, elimination of tariffs, reduction of quotas, reduction of subsidies.

By investing in companies the Sub-Advisers believe are poised to benefit from regulatory reform and market liberalization, the Fund seeks to unlock value across economic sectors. In addition, the Sub-Advisers believe the Fund’s investments may also provide protection against the impact of heightened regulatory burdens by investing in companies expected to demonstrate resilience under such conditions.

In addition to individual equity securities, the Fund may invest in other ETFs (each, an “Underlying ETF”) that align with these themes. Further, the Fund may invest in ETFs that provide exposure to commodities potentially benefiting from a freer market environment, such as energy commodities (e.g., oil and natural gas) and agricultural commodities (e.g., corn and soybeans).

The Sub-Advisers employ an active, multi-faceted investment management process designed to identify companies they believe:

●	Are well-positioned to benefit from broad deregulation trends;
●	Can thrive in a more favorable regulatory environment; and
●	Utilize business strategies that capitalize on regulatory shifts.

The Sub-Advisers conduct an ongoing analysis of the regulatory landscape, focusing on pending and proposed deregulatory measures, historical regulatory patterns and their market impacts, sector-specific regulatory developments, and political and economic factors shaping regulatory trends. This analysis forms the foundation of the Sub-Advisers’ investment strategy, aimed at identifying sectors and companies with the potential for outperformance amid evolving regulations. The Sub-Advisers utilize a range of data sources for this analysis, commonly drawn from industry reports, direct company interactions, fundamental analysis, earnings transcripts, regulatory databases, and studies from governmental, economic, and industry-specific regulatory organizations.

The Sub-Advisers’ investment process incorporates company selection criteria, assessing potential investments based on their capacity to benefit from targeted deregulatory measures, historical performance during past regulatory cycles, proactive and adaptive management approaches, and strong competitive positioning within their respective industries. Emphasis is placed on companies that demonstrate agility in adapting to regulatory changes, innovative strategies that may enable them to capitalize on deregulation opportunities, and the ability to drive product or service innovation enabled by regulatory reform.

Additional Portfolio Attributes:

The Fund’s portfolio will generally hold approximately 25 to 50 positions. The Fund is unconstrained as to market capitalization and may invest in companies of any market capitalization. The Fund may actively and frequently trade all or a significant portion of its portfolio holdings, which may result in a high portfolio turnover rate.

The Fund will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in the equity securities of companies expected to benefit from shifts in the regulatory environment that are supportive of free market dynamics as determined by the Sub-Advisers (“Deregulation Beneficiaries”). For purposes of its 80% test, the Sub-Advisers consider a company to be a Deregulation Beneficiary if it operates in sectors or industries that, in the Sub-Advisers’ assessment, are relatively underregulated relative to other sectors or industries or expected to be directly influenced by regulatory changes and that demonstrate characteristics such as adaptability to reduced regulatory constraints, the potential to capitalize on deregulatory measures to enhance profitability, or a proven ability to innovate in response to a less restrictive regulatory framework. Once a company is determined by the Sub-Advisers to be a Deregulation Beneficiary, it will remain a Deregulation Beneficiary until the Sub-Advisers determine that the regulatory environment for the applicable sector or industry has shifted in a way that is not supportive of free market dynamics.

Further, the Fund may invest up to 5% of its net assets, at the time of purchase, in one or more U.S.-listed exchange-traded products (“ETPs”) that seek exposure to Bitcoin or Ether (together, “Digital Assets”), each of which is a “cryptocurrency” (each, an “Underlying ETP,” and collectively, the “Underlying ETPs”). Such investments may be made to seek to enhance the Fund’s diversification, capture growth opportunities in digital asset markets, or respond to macroeconomic conditions that the Sub-Adviser believes favor alternative stores of value. Although each of Bitcoin and Ether may be referred to as a “cryptocurrency,” neither is yet widely accepted as a means of payment. An Underlying ETP may hold both. An Underlying ETP may include both (a) an ETP that invests directly in a Digital Asset as its primary underlying asset, and (b) an ETP that invests indirectly in a Digital Asset via derivatives contracts based on the Digital Asset’s prices. The Fund currently intends to limit its digital asset exposure to Bitcoin and Ether through such ETPs.

The Fund does not invest directly in Bitcoin, Ether or any other Digital Assets. The Fund does not invest directly in derivatives that track the performance of Bitcoin, Ether, or any other Digital Assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin, Ether, or any other Digital Assets. Investors seeking direct exposure to the price of Bitcoin, Ether, or any other Digital Assets should consider an investment other than the Fund. See the Prospectus section entitled “Additional Information About the Fund” for more information about Bitcoin, Ether, and blockchain technologies.

Strategy Portfolio Concentration [Text]	The Fund will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in the equity securities of companies expected to benefit from shifts in the regulatory environment that are supportive of free market dynamics as determined by the Sub-Advisers (“Deregulation Beneficiaries”).